FINANCIAL INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2013
FINANCIAL INCOME (EXPENSE), NET [Abstract]
Schedule of Financial Income/(Expense), Net
	Year ended December 31,
	2011	2012	2013

Interest income	$16	$3	$-
Interest expenses	-	-	(29)
Exchange rate loss and bank charges	(182)	(194)	(257)
Expenses in respect of convertible debentures, including interest *)	(745)	-	-

	$(911)	$(191)	$(286)

*)	See also Note 7.